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                                                              Exhibit 10(cxviii)





                                PLEDGE AGREEMENT


        PLEDGE AGREEMENT (this "AGREEMENT") dated as of November 30,1995 between Hamilton Beach/Proctor-Silex, Inc. a Delaware corporation (the "PLEDGOR") and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) (in such capacity, together with its successors and assigns in such capacity, herein called the "PLEDGEE"), as agent for the banks and other financial institutions party to the below-referenced Credit Agreement (the "BANKS").

        Hamilton Beach/Proctor-Silex, Inc. (the "Pledgor"), the other Obligors named therein, the Banks named therein and the Pledgee, as U.S. Agent and the Canadian Agent named therein are parties to a Credit Agreement dated as of October 11, 1990 amended and restated as of April 18, 1995 (as further amended, modified and supplemented and in effect from time to time, herein called the "CREDIT AGREEMENT") providing for Loans to be made by the Banks to the Pledgor and its Subsidiary, Proctor-Silex Canada Inc. (or issuance of letters of credit by the Issuing Bank for the account of the Pledgor) in an aggregate principal (or face) amount not to exceed U.S. $135,000,000 (or a U.S. Dollar Equivalent). Unless otherwise specified, capitalized terms defined in the Credit Agreement shall have their defined meanings when used herein.

        The Pledgor has agreed to pledge, and to cause its Subsidiaries to pledge, all of the issued and outstanding shares of capital stock of HB/PS El Paso, Inc. (HB/PS) from time to time owned by the Pledgor with the Pledgee hereunder for the benefit of the Banks and the issuing Bank. Certain provisions of this Agreement are subject to Section 3.02 of the Override Agreement to the extent, and with the effect, set forth in Section 3.02 of the Override Agreement.

        As collateral security for the prompt payment in full by the Pledgor when due (whether at stated maturity, by acceleration or otherwise) of (i) any and all obligations of any Obligor in respect of the Loans or Letters of Credit (including, without limitation, Letter of Credit Obligations) under Section 2 of the Credit Agreement, the Notes, the Security Documents, the Letter of Credit Documents and any other note or notes from time to time evidencing such Loans or such Letter of Credit Obligations, (ii) any and all other amounts from time to time payable by the Pledgor, NACCO or any Obligor to the Banks, the Issuing Bank or either Agent under the Credit Agreement, the Security Documents, the Supplemental Security Documents (including this Agreement), the Letter of Credit Documents or the Notes, (iii) any and all obligations of the Pledgor in respect of Bank Financial Accommodations (including, without limitation, Bank Letter of Credit Obligations) and (iv) any and all other amounts from time to time payable by the


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Pledgor to any Bank under the Bank Financial Accommodation Documents (the obligations referred to in clauses (i), (ii), (iii) and (iv) above herein called collectively, the "OBLIGATIONS"), the Pledgor hereby pledges to the Pledgee and grants to the Pledgee a security interest in, for the equal and ratable benefit of the Banks and the Issuing Bank, (a) all of the shares of issued and outstanding capital stock of HB/PS from time to time owned by the Pledgor together with the certificates evidencing the same (herein called the "PLEDGED SHARES"), (b) all dividends, distributions and other amounts payable under or in respect of the Pledged Shares and (c) the proceeds of the foregoing (the items described in clauses (a) through (c) and any other property or assets from time to time pledged to the Pledgee as collateral security hereunder, other than cash hereafter paid to or retained by the Pledgee under A(2) and (4), being herein collectively called the "SECURITY"); and the Pledgor shall concurrently deliver the Pledged Shares against a receipt in the form of Exhibit A hereto to the Pledgee for the purposes aforesaid, and deliver to the Pledgee, in form transferable by delivery, the certificates representing the Pledged Shares accompanied by undated stock powers duly executed in blank, to be held by the Pledgee as collateral security as aforesaid. In furtherance thereof, the parties hereto agree as follows:

A. Transfer, Voting Power, Dividends, etc.

   (1) If an Event of Default shall occur and be continuing (or if the Pledgee is required to do so by any bank regulatory authority or otherwise), the Pledgee may have any of the Security registered in its name or in the name of its nominee. Such Security as so registered shall remain subject to this Agreement.

   (2) Unless and until an Event of Default shall occur and be continuing (the period during which any Event of Default shall so continue being herein called a "DEFAULT PERIOD") and, in the case of clause (a) below, the Pledgee shall have notified the Pledgor of its election to exercise its rights under A(3)(a):

          (a) The Pledgor shall be entitled to exercise all powers of voting and/or consent pertaining to the Security owned by it or any part thereof, for all purposes not inconsistent with the terms of this Agreement or the Credit Agreement.

          (b) The Pledgor shall be entitled to receive and retain any dividends on shares included in the Security which are legally payable. All other payments, distributions and/or dividends, in securities, property or cash, including without limitation, dividends representing stock or liquidating dividends or a distribution or return of capital upon or in respect of the Security or any part thereof or resulting from a split-up, revision or reclassification of the Security or any part thereof or received in exchange for the Security or any part thereof as a result of a merger, consolidation or otherwise, shall be paid or delivered directly to the Pledgee immediately upon receipt thereof by the Pledgor, (accompanied by appropriate undated stock powers duly executed in blank), and/or shall be retained by the Pledgee as part of the Security.


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          (c)     In case any money shall be paid to the Pledgor on account of any payment, dividend or other distribution upon or in respect of the Security or any part thereof, other than a payment which the Pledgor is entitled to receive and retain under clause (b) above, such money shall be immediately paid to the Pledgee and upon receipt by the Pledgee shall, if requested by the Pledgor, be applied by the Pledgee (prior to any sale of the Security thereunder) to the payment of the Obligations in accordance with C(2).

          (d) In order to permit the Pledgor to exercise such powers of voting and/or consent under clause (a) above, the Pledgee shall, if necessary, upon the written request of any Pledgor, from time to time execute and deliver to the Pledgor appropriate proxies.

          (e) In order to permit the Pledgee to receive all payments and distributions to which it may be entitled under clauses (b) and (c) above, the Pledgor shall, if necessary, upon the written request of the Pledgee, from time to time execute and deliver to the Pledgee appropriate dividend or payment orders.

     (3)  During any Default Period:

          (a) If the Pledgee so notifies the Pledgor, the Pledgee or its nominee or nominees shall have the sole and exclusive right to exercise all powers of voting and/or consent pertaining to the Security or any part thereof.

          (b) All payments and other distributions made upon or in respect of the Security or any part thereof shall be paid directly to and shall be retained by the Pledgee and held by it as stated in subsection (4) immediately below.

    (4) All cash and other property paid to and/or retained by the Pledgee pursuant to this A shall be held by it for the benefit of the Banks, until applied as herein provided, as additional collateral security pledged under and subject to the terms of this A.

B.  REMEDIES.

    (1) REALIZATIONS. ETC. If an Event of Default shall occur and be continuing, in addition to any rights and remedies which may be available to a secured party under the Uniform Commercial Code as in effect at the time in New York, the following provisions shall apply:

          (a) The Pledgee may, without being required to give any notice except as hereinafter provided, apply the cash, if any, then held by it as collateral security hereunder to the payment of the Obligations and, if there shall be no such cash or the cash so applied shall be insufficient to pay in full all such Obligations, sell the Security, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or

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          for future delivery, and at such price or prices as the Pledgee may deem satisfactory, and the Pledgee or any Bank may be the purchaser of any or all of the Security so sold and thereafter hold the same absolutely, free from any right or claim of whatsoever kind.

    (b) The Pledgee is authorized, at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Security.

    (c) Upon any such sale the Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Security so sold. As permitted at law or in equity, each purchaser (including the Pledgee, any of the Banks and any other holder of any of the Notes) at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or rights of redemption, of the Pledgor, who hereby specifically waives as against any such purchaser all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

    (d) The Pledgee shall give the Pledgor at least 10 days written notice by mail and telegram (or by hand delivery) of intention to make any such public or private sale or sale at broker's board or on a securities exchange, which notice shall specify, to the extent known by the Pledgee, the terms of sale intended. Such notice, in case of public sale, shall state the time and place fixed for such sale, and, in case of sale at broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Security, or that portion thereof so being sold, will first be offered for sale at such board or exchange.

    (e) Any such public sale shall be held at such time or times within ordinary business hours and at such place or places in the Borough of Manhattan, City of New York, or elsewhere in the United States, as the Pledgee may fix in the notice of such sale. At any such sale the Security may be sold in one lot as an entirety or in separate parcels, as the Pledgee may determine.

    (f) The Pledgee shall not be obligated to make any sale pursuant to any such notice. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

    (g) In case of any sale of all or any part of the Security for future delivery, the Security so sold must be retained by the Pledgee until the selling price is paid by the purchaser thereof, but the Pledgee shall not incur any liability in case of the failure of such purchaser to take up and pay for the Security so sold

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          and, in case of any such failure, such Security may again be sold upon like notice.

    (h) The Pledgee, however, instead of, or in addition to, exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the pledge and sell the Security, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

(2) REGISTRATION. ETC.

    (a) If the Pledgee determines to exercise its right to sell all or any of the Pledged Shares and if in the opinion of counsel to the Pledgee it is necessary, or if in the opinion of the Pledgee it is advisable, to have such Security registered under the provisions of the Securities Act of 1933, as amended (the "ACT"), the Pledgor and the Subsidiaries whose shares of the capital stock are Pledged Shares shall, at the Pledgor's own expense:

          (i) Execute and deliver (and cause the directors and officers thereof to execute and deliver), all such instruments and documents, and to do or cause to be done all other such acts and things as may be necessary or, in the reasonable opinion of the Pledgee, advisable to register such Security under the provisions of the Act.

          (ii) Use its reasonable efforts to cause the registration statement relating to such registration to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Pledgee, are necessary or desirable, all in conformity with the requirements of the Act and the rules and regulations of the Securities and Exchange Commission ("SEC") applicable thereto.

          (iii) Use reasonable efforts to qualify such Security under state Blue Sky or securities laws and to obtain the approval of any governmental authorities to the sale of such Security, all as reasonably requested by the Pledgee.

    (b) In the event that the Pledgor at any time or from time to time during a Default Period shall determine to register any of its or its Subsidiaries' securities (other than a registration on Form S-8, or other form for similar purposes then in use, of its securities to be distributed solely to employees of the Pledgor and of its Subsidiaries), the Pledgor shall, at its own expense:

          (i) furnish prompt written notice thereof (which shall include a list of the jurisdictions in which the Pledgor intends to register such securities under applicable securities or state Blue Sky laws of such jurisdiction) to the Pledgee and the Banks; and



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          (ii)    at the request of the Pledgee or the Majority Banks use its best efforts to include among the securities that the Pledgor registers, all or any part of the Pledged Shares.

    (c) In the case of registrations pursuant to B(2) (a) and B(2) (b), the Pledgor shall, at the request of the Pledgee or the Banks, indemnify and hold harmless the Pledgee and the Banks from and against any loss, liability, claim, damage and expense (and reasonable counsel fees incurred in connection therewith) under the Act or otherwise insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement or prospectus or in any preliminary prospectus or any amendment or omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnifications to remain operative regardless of any investigation made by or on behalf of the Pledgee; provided that the Pledgor shall not be liable in any case to the extent that any such loss, liability, claim, damage or expense arises out of or is based on any untrue statement or alleged untrue statement or an omission or an alleged omission made in reliance upon and in conformity with written information furnished by the Pledgee or the Banks.

(3) INFORMATION. If the Pledgee determines to exercise its right to sell all or any of the Security, upon written request, the Pledgor shall from time to time furnish to the Pledgee all such information as the Pledgee may reasonably request in order to determine the number of shares included in the Security which may be sold by the Pledgee as exempt transactions under the Act and rules of the SEC thereunder, as the same are from time to time in effect. Without limitation of the foregoing, if the Pledgee determines to exercise its right to sell all or any of the Pledged Shares, the Pledgor (and the directors and officers thereof) shall upon written request from the Pledgee, in order to enable the Pledgee to qualify such sales as exempt transactions under Section 4(1) of the Act and Rule 144 of the SEC thereunder (or any statutory provisions or rules in effect in lieu thereof), as the same are from time to time in effect (a) make publicly available the information required by Rule 144(c) (or any provision in effect in lieu thereof) and (b) furnish to the Pledgee all such information as the Pledgee may reasonably request in order to determine the number of shares included in such Pledged Shares, if any, which may be sold under Rule 144(e) (or any provision in effect in lieu thereof).

C. GENERAL PROVISIONS. The following general provisions shall apply to the Security and this Agreement generally:

    (1) PRIVATE SALE. The Pledgee shall incur no liability as a result of the sale of the Security, or any part thereof, at any private sale permitted by this Agreement or under applicable law, provided that the Pledgee shall act in a commercially

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          reasonable manner within the intendment of the Uniform Commercial
          Code. The Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Pledgee or the Banks arising by reason of the fact that the price at which any security may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Pledgee accepts the first offer received and does not offer such Security to more than one offeree.

    (2) APPLICATION OF PROCEEDS. The proceeds of any sale of all or any part of the Security, and any other cash at the time held by the Pledgee under this Agreement, shall be applied by the Pledgee:

          FIRST, to the payment of the costs and expenses of such sale, including reasonable compensation to the Pledgee and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Pledgee in connection therewith.

          NEXT, to the payment of the Obligations ratably according to the respective amounts (which in the case of Obligations other than the Loans or the Notes shall mean the amount due to a Bank or an Agent on the date of distribution) of such Obligations.

          FINALLY, after payment in full of all Obligations (including, without limitation, those not yet due and payable at the time of the application referred to above), to the payment to the Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          As used in this Agreement, "PROCEEDS" of the Security shall mean cash, securities and other property realized in respect of, and distributions in kind of, the Security, including any thereof received under any reorganization, liquidation or adjustment of debt of the Pledgor or any issuer of securities included in the Security.

    (3) ATTORNEY-IN-FACT. The Pledgee is hereby appointed the attorney-in-fact of the Pledgor (effective upon notice by the Pledgee to the Pledgor)
          (i) for any period not a Default Period, for the purpose of signing documents and taking other action to perfect, promote and protect its security interest in the Security consistent with the terms of this Agreement and (ii) during a Default Period, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, during a Default Period, the Pledgee shall have the right and power to receive, endorse and collect all checks made payable to



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          the order of the Pledgor representing any payment in respect of the
          Security or any part thereof and to give full discharge for the same.

    (4) REPRESENTATIONS, WARRANTIES AND COVENANTS. The Pledgor hereby represents and warrants to each Bank and the Pledgee that: (a) the Pledgor has full power, authority and legal right and capacity to incur and perform its obligations hereunder, (b) this Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, (c) the making and performance by the Pledgor of this Agreement and the pledge of the Security hereunder have been duly authorized by all necessary corporate action, and do not and will not violate the provisions of any applicable law or applicable regulation, the Pledgor's or any its Subsidiary's articles of incorporation or by-laws and do not and will not result in a breach of, or constitute a default under, or require any consent (other than consents which have been obtained which are in full force and effect and copies of which have been delivered to the Banks and the Pledgee) or create any lien, charge or encumbrance under, any agreement, instrument or document or the provisions of any order, writ, judgment, injunction, decree, determination or award of any court, government or governmental agency or instrumentality, applicable to the Pledgor or to any of the assets of the Pledgor may be bound or affected, (d) so long as the Obligations remain outstanding, the Pledgor at all times will be the sole direct or indirect beneficial owner of the Security pledged by it hereunder, and
          (e) this Agreement grants to the Pledgee a first priority lien upon and first priority perfected security interest in the Security from time to time in the Pledgee's possession hereunder subject to no other lien or security interest except Permitted Parent Liens.

    (5) NO WAIVER. No failure on the part of the Pledgee to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Pledgee of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

    (6) TERMINATION; RELEASE OF SECURITY, ETC. When all Obligations shall have been paid in full, and the Commitments shall have been terminated and all Letters of Credit shall have expired or terminated, this Agreement shall terminate, and the Pledgee shall forthwith assign, transfer and deliver, against receipt, any remaining Security and money received in respect thereof, to or on the order of the Pledgor. Except during the occurrence and continuance of an Event of Default, Security shall be released to the Pledgor in conjunction with a transaction permitted by
          Section 9.13 of the Credit Agreement and otherwise upon the written consent of the Banks. The Pledgee shall execute and deliver to the Pledgor such UCC-3 termination statements or other instruments reasonably requested and prepared by the Pledgor in form and substance satisfactory to the Pledgee to effect the foregoing.

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    (7)   EXPENSES. The Pledgor shall pay to the Pledgee all reasonable costs and expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Agreement, or the performance by the Pledgee of any obligations of the Pledgor in respect of the Security which the Pledgor has failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Security, and for the care of the Security and defending or asserting rights and claims of the Pledgee in respect thereof, by litigation or otherwise, including expenses of insurance; and all such expenses shall be Obligations to the Pledgee secured under this Agreement.

    (8) FURTHER ASSURANCES. The Pledgor agrees that, from time to time upon the written request of the Pledgee, it will execute and deliver such further documents and do such other acts and things as the Pledgee may reasonably request in order fully to effect the purposes of this Agreement.

    (9) DEFICIENCY. If the proceeds of sale, collection or other realization of or upon the Security are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, the Obligors shall remain liable for any deficiency in accordance with the Credit Agreement. The liability of the Pledgor with respect to the payment of the Obligations as the same relate to any Person other than the Pledgor, shall be limited to the security and all proceeds of any sale (including any foreclosure sale or any other realization upon the Security) or other disposition of the Security; provided, however, that the Pledgor will be liable for (and the Pledgee will have full recourse against the Pledgor and all of its property and assets for) the payment of Obligations of the Pledgor under this Agreement and any other Majority Interest Document to which the Pledgor is a party.

    (10) UCC. Unless the context otherwise requires, terms used in this Agreement which are defined in the Uniform Commercial Code shall have such defined meanings in this Agreement.

    (11) NOTICES. All notices and other communications provided for herein (including, without limitation, any waivers or consents under this Agreement) shall be given or made by telex, telecopy, telegraph, cable or otherwise in writing (each communication given by any of such means to be deemed to be "in writing" for purposes of this Agreement) and telexed, telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof, or, as to any party in a notice to the address as shall be designated by such party in a notice to the Pledgee and the Pledgor. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier, delivered to the telegraph or cable office or


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          personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

    (12) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Pledgee.

    (13) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

    (14) AMENDMENT, ETC. This Agreement may not be amended, modified or waived except with the written consent of the Pledgor, the Pledgee and the Majority Banks, provided that the provisions of B (2) (c), C (2) and C
          (6) hereof and this C (14) may be amended, modified or waived, and Security may be released other than as otherwise permitted under C (6) hereof, only with the written consent of the Pledgor, and the Pledgee and each Bank.

    (15) COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, all of which taken together will constitute one agreement, and any one of the parties hereto may execute this Agreement by signing any such counterpart.

    (16) HEADINGS. Section and subsection headings used herein have been inserted for convenience of reference only and do not constitute matters to be considered in interpreting this Agreement.

    (17) THE PLEDGEE. The Pledgee has been appointed as agent hereunder by the Banks, and shall be entitled to the benefits of Section 11 of the Credit Agreement. The Pledgee shall act or be required to act only in accordance with this Agreement and Section 11 of the Credit Agreement.

    (18) WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PLEDGOR HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THE AGREEMENT OR ANY OTHER DOCUMENT TO WHICH THE PARTIES HERETO ARE A PARTY OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.






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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                              HAMILTON BEACH/PROCTOR-SILEX, INC.


                              By /s/ James H. Taylor
                                 -----------------------------------
                                 Vice President - Treasurer


                              Address for Notices:

                              Hamilton Beach/Proctor-Silex, Inc.
                              4421 Waterfront Drive
                              Glen Allen, VA 23060

                              Facsimile No.:  (804) 527-7357
                              Telephone No.:  (804) 273-9777
                              Attention: James H. Taylor

                              THE CHASE MANHATTAN BANK
                                   (NATIONAL ASSOCIATION),
                                   as U.S. Agent


                              By  /s/ Carol A. Ulmer
                                 ------------------------------------------


                              Address for Notices:

                              The Chase Manhattan Bank
                              (National Association),
                              as U.S. Agent
                              4 Chase Metrotech Center - 13th Floor
                              Brooklyn, New York 11245

                              Facsimile No.:  (718) 242-6909
                              Telephone No.:  (718) 242-7969
                              Attention: Christine Gould






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                              With a copy to:


                              The Chase Manhattan Bank
                                  (National Association)
                              1 Chase Manhattan Plaza
                              Diversified Industries Dept., Fifth Floor
                              New York, New York 10081

                              Telecopier No.: (212) 552-4112
                              Telephone No.:  (212) 552-7075
                              Attention: Carol Ulmer